SCHEDULE 14C
(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

Check the appropriate box:

[] Preliminary information          [ ] Confidential, for use of the
   statement                            Commission Only (as permitted
                                        by Rule 14c-5(d)(2))

[X] Definitive information statement

STANFIELD EDUCATIONAL ALTERNATIVES, INC.
-------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-
         5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


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(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:  July 30, 2003

STANFIELD EDUCATIONAL ALTERNATIVES, INC.
7778 2771-29 Monument Road
Suite 336
Jacksonville, FL  32225

July 30, 2003

Notice of Action by Written Consent

To the Stockholders of Stanfield Educational Alternatives, Inc.:

     Pursuant to Florida Business Corporation Law, Florida Statutes Chapter 607.0704, notice is hereby given that by written consent delivered to Stanfield Educational Alternatives, Inc. (the "Company") on July 30, 2003, by the holders of a majority of the outstanding common stock of the Company and the Board of Directors. It is the intention of the Company to affect the following actions:

     a) authorize a reverse stock split of the Company's common stock. The reverse stock split is intended to take place on or about September 1, 2003. The Company's Information Statement on Schedule 14C filed with the Securities and Exchange Commission accompanies this Notice.

     b) amend the articles to revise the capital structure of the Company as follows:

The Articles increase the total number of authorized preferred shares from 15,000,000 to 150,000,000. The 2,000,000 shares which were previously designated as Series 2001 Convertible Preferred Stock remain unchanged. The Series 2001A Convertible Preferred Stock which previously consisted on 5,593,000 shares has been amended such that 100,000,000 shares are now designated as Series 2001A Convertible Preferred Stock. The series that was previously designated as Series 2001B Convertible Preferred Stock has been abolished. A new series, designated as Class B Preferred Stock was created, the main feature of which is the existence of ten votes per share for each share of this series.

                                    By Order of the Board of Directors


                                    /s/Bradley Wilson
                                    ----------------------------------
                                        Bradley Wilson


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STANFIELD EDUCATIONAL ALTERNATIVES, INC.
Information Statement Pursuant to Section 14C of the Securities Exchange Act of 1934


INTRODUCTION

     This Information Statement is being mailed on or about July 30, 2003, to affect all holders of record at the close of business on August 30, 2003, of the no par value common stock of STANFIELD EDUCATIONAL ALTERNATIVES, INC., a Florida corporation (the "Company"), in connection with resolutions of the Board of Directors and the written consent of the holders of greater than 50% of the Company's common stock providing for a reverse stock split of the Company's common stock.

      The record date for the reverse stock split is August 30, 2003. The reverse stock split will be effective on or about September 1, 2003. Because the reverse stock has already been approved by a majority of the shares entitled to vote, you are not required to take any action. This Information Statement is your notice that the reverse stock split change has been approved, and you will receive no further notice when the reverse stock split becomes effective.

     Following the reverse stock split, the stock certificates you now hold will continue to be valid. There is no present intention to deliver new stock certificates on account of the old stock certificates unless requested by a selling stockholder. If after the effective date of the Company's reverse stock split you wish to receive new stock certificates, you may do so by contacting the Company's registrar and transfer agent. The transfer agent for the Company's common stock is Atlas Stock Transfer, 5899 State Street, Salt Lake City, UT 84107.

     The Company has requested that the CUSIP Service Bureau provide the Company with new CUSIP numbers prior to the record date of the reverse stock split.

     No cash is intended to be distributed in respect to common stock. The proposed reverse stock split is a 100 to 1 split (100 shares of common stock will convert into 1 share of common stock). Fractional shares of .4 of new stock will be rounded off to the next highest share and fractional interest of less than .4 of new stock will be reduced down to the nearest share. No condition needs to be satisfied nor government approval obtained with respect to the reverse stock split.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At the close of business on July 29, 2003, the Company had outstanding 7,059,314 shares of no par value common stock. There are no other voting securities of the Company that are presently issued.


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    The following table sets forth information with respect to
(i) any person or "group" known to the Company to be the beneficial owner, as of July 29, 2003, of more than five percent
(5%) of the common stock, and (ii) all Directors and Executive
Officers of the Company, individually and as a group.

Name and Address                          Amount and Nature      Percentage
of Beneficial Owner                         of Ownership           of Ownership
-------------------                       -----------------      ------------

Lawrence Stanfield  (1)                    4,030,000 shares         44.0%
7785 Baymeadows Way
Suite 104
Jacksonville, FL

John W. and Barbara H. Bylsma, TTEES         825,000 shares          8.9%
FBO The John and Barbara Bylsma Family
Trust Dtd. 12/19/96

All Directors and Executive                4,030,000 shares         44.0%
Officers as a Group
--------------------------

(1)  Mr. Stanfield's shares are subject to a Voting Trust
     Agreement granting voting rights to Bradley Wilson.

--------------------------

VOTE REQUIRED FOR APPROVAL

       Chapter 607.0704 Florida Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Florida corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least that number of shares which is sufficient to take the action. The Company's Board of Directors and stockholders owning a majority of the outstanding common stock have approved the reverse stock split, which majority is the number of shares required by Florida Statutes Chapter 607.0704

       The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding stock of the Company's common stock outstanding on July 30, 2003, which would have been the same date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to the Company's Articles of Incorporation.


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Bradley Wilson, the President of the Company, entered into an agreement on June 20, 2003 to acquire the holdings of Lawrence Stanfield, subject to various conditions. On the same date, Mr. Wilson acquired the voting rights to Mr. Stanfield's stock through a Voting Trust Agreement.


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ADDITIONAL INFORMATION

       Additional information concerning the Company, including its annual and quarterly reports for the past twelve months which have been filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's
EDGAR archives at www.sec.gov. Upon written request of any stockholder to the Company's President, Bradley Wilson, 7778 2771-29 Monment Road, Suite 336, Jacksonville, FL 32256, copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, will be provided without charge.

Dated: July 30 ,2003
                                By Order of the Board of Directors


                                /s/Bradley Wilson
                                ----------------------------------
                                         Bradley Wilson



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